POWER OF ATTORNEY

Know all of these presents, that the undersigned hereby

constitutes and appoints Ric L. Floyd, the

undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in

the undersigned's capacity as an officer and/or

director of Pegasus Solutions, Inc. (the "Company"),

Forms 3, 4 and 5 in accordance with Section 16(a) of

the Securities Exchange Act of 1934 and the rules

thereunder;

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3, 4 or 5 and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or

similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of Attorney shall

be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in

such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in

-fact full power and authority to do and perform any

and every act and thing whatsoever requisite, necessary,

or proper to be done in the exercise of any of the

rights and powers herein granted, as fully to all intents

and purposes as the undersigned might or could do if

personally present, with full power of substitution or

revocation, hereby ratifying and confirming all that

such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by

virtue of this Power of Attorney and the rights and powers

herein granted.  The undersigned acknowledges that the

foregoing attorney-in-fact, in serving in such capacity

at the request of the undersigned, is not assuming, nor

is the Company assuming, any of the undersigned's

responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to

file Forms 3, 4 and 5 with respect to the undersigned's

holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in

a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of the 15th day of December 2003.

    /s/ Scott K. Vopni

    Scott K. Vopni